Bruce Johnstone
                               102 Donaghy Avenue
                      North Vancouver, B.C., Canada V7P 2L5



                                                              January 22, 2004

Patriot Gold Corp.
Suite 510
1775 Bellevue Avenue
West Vancouver, B.C., Canada V7V 1A9

         Re: Agreement dated as of September 2, 2003 by and between Patriot Gold Corp. and Bruce Johnstone (the "Agreement")
                  -----------------------------------------------

Gentlemen;

         Reference is hereby made to the Agreement. Capitalized terms used herein not otherwise defined shall have the meanings ascribed to those terms in the Agreement.

         Notwithstanding the terms of Section 4.2 of the Agreement, the undersigned hereby agrees and acknowledges that the Company shall use its best efforts to file with the SEC a Registration Statement on Form SB-2 covering the resale by the Preferred Stockholder of all his shares of Common Stock prior to December 31, 2004. The undersigned waives any rights he may have to having his shares of Common Stock included in the next Registration Statement to be filed by the Company.



                                                            /s/ Bruce Johnstone
                                                            -------------------
                                                            Bruce Johnstone
                                                            -------------------